NORTHERN FUNDS

50 SOUTH LASALLE STREET

CHICAGO, IL 60603

1-800-637-1380

November 5, 2014

Dear Shareholder:

The Board of Trustees of Northern Funds has approved the reorganization of the Large Cap Growth Fund of Northern Funds (the “Acquired Fund”) into the Large Cap Core Fund of Northern Funds, formerly known as the Enhanced Large Cap Fund (the “Acquiring Fund and, together with the Acquired Fund, the “Funds”). It is expected that the reorganization will be completed on or about December 5, 2014.

The reorganization will be effected pursuant to a Plan of Reorganization (the “Plan”). In the reorganization, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund. The shares of the Acquiring Fund then will be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Holders of shares of the Acquired Fund will hold, immediately after the reorganization, shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares the shareholder held in the Acquired Fund immediately prior to the reorganization. It is currently anticipated that the reorganization of the Acquired Fund should be effected on a tax-free basis for federal income tax purposes. Northern Trust Investments, Inc. (“NTI”), the Acquired Fund’s investment adviser, will bear any charges related to the preparation and assembling and all mailing expenses related to the Combined Prospectus/Information Statement.

NTI believes that shareholders of the Acquired Fund will benefit more from the increased commercial viability, significantly lower contractual management fees and overall expenses, and potential operating efficiencies and trading advantages and economies of scale that may be achieved by combining the Acquired Fund’s assets with the Acquiring Fund, rather than continuing to operate each Fund separately. NTI believes that the Acquiring Fund’s identical investment objectives and similar strategies make it compatible with the Acquired Fund. NTI also considered the future prospects of the Acquired Fund if the reorganization is not effected, including the possibility that the Acquired Fund’s assets will continue to dwindle significantly and that the Acquired Fund might be liquidated because it would no longer be commercially viable.

After considering NTI’s recommendation, the Board concluded that the reorganization would be in the best interests of the Acquired Fund and its shareholders and that the shareholders’ interests will not be diluted as a result of the reorganization.

The reorganization does not require a shareholder vote, and you are not being asked to vote. However, we ask that you review the enclosed Combined Prospectus/Information Statement, which contains information about the Acquiring Fund, outlines differences between the Acquired Fund and the Acquiring Fund and provides details about the terms and conditions of the reorganization, including the reasons for the reorganization. If you have any questions about the reorganization, please do not hesitate to contact Northern Funds at 1-800-595-9111.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

Lloyd A. Wennlund

President

IMPORTANT NOTICE

To Shareholders of the Large Cap Growth Fund

Q U E S T I O N S  &  A N S W E R  S

The enclosed Combined Prospectus/Information Statement describes the contemplated reorganization of the Large Cap Growth Fund of Northern Funds (the “Acquired Fund”) into the Large Cap Core Fund of Northern Funds (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the reorganization.

Q:	WHAT IS HAPPENING?

A: Northern Trust Investments, Inc. (“NTI”), each Fund’s investment adviser, is proposing to combine the assets of the Acquired Fund with the Acquiring Fund.

Under the reorganization, the Acquired Fund will transfer all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities. The Acquired Fund will then distribute the shares of the Acquiring Fund to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A: In connection with the reorganization, an account will be set up in your name with the Acquiring Fund and you will receive shares of the Acquiring Fund. The aggregate net asset value of the shares you receive in the reorganization relating to your Acquired Fund shares will equal the aggregate net asset value of the shares you own immediately prior to the reorganization. As a result of the reorganization, however, a shareholder of the Acquired Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the Acquired Fund prior to the reorganization.

Q.	WHY IS THE REORGANIZATION OCCURRING?

A. After careful consideration, the Board of Trustees of the Northern Funds (the “Board”) has determined that the reorganization is in the best interests of the Acquired Fund and the interests of its shareholders will not be diluted as a result of the reorganization. The Board has determined that, after the reorganization, shareholders of the Acquired Fund may benefit among other things from (i) the increased commercial viability of the combined Fund; (ii) the significantly lower fees and expenses of the combined Fund; and (iii) the identical investment objectives of the Acquiring Fund. The Board also considered that the Acquiring Fund employs a quantitative active core strategy, while the Acquired Fund employs a fundamental active growth strategy, but overall there were enough similarities between the two Funds’ investment strategies to provide a sound basis for the reorganization.

Q:	WHO WILL ADVISE THE ACQUIRING FUND ONCE THE REORGANIZATION IS COMPLETED?

A: As you know, the Acquired Fund is advised by NTI. The Acquiring Fund also is advised by NTI and will continue to be advised by NTI once the reorganization is completed.

Q:	WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A: No, you will not pay any sales load, commission or other similar fee in connection with the reorganization.

Q:	HOW WILL THE FEES AND EXPENSES OF THE ACQUIRED FUND CHANGE AS A RESULT OF THE REORGANIZATION?

A. The combined Fund will pay a significantly lower management fee than is currently paid by the

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Acquired Fund. The combined Fund’s gross operating expenses also will be significantly lower than the gross expenses of the Acquiring Fund. Following the reorganization, the estimated pro forma gross operating expenses and pro forma net operating expenses (i.e., after contractual waivers and/or expense reimbursements) for the Acquiring Fund will also be below those of the Acquired Fund and the Acquiring Fund (prior to the reorganization).

The following tables show (i) the Acquired Fund’s contractual management fee and gross and net operating expenses and (ii) the contractual management fee and the estimated pro forma gross and net operating expenses of the Acquiring Fund after the reorganization.

Acquired Fund	Management Fee	Gross Operating Expenses	Net Operating Expenses
Large Cap Growth Fund	0.83%	0.96%	0.85%

Large Cap Core Fund	0.44%	1.24%	0.62%

Acquiring Fund (after the reorganization)	Management Fee	Pro Forma Gross Operating Expenses	Pro Forma Net Operating Expenses
Large Cap Core Fund	0.44%	0.63%	0.60%

Q:	WILL I HAVE TO PAY ANY FEDERAL TAXES AS RESULT OF THE REORGANIZATION?

A: The reorganization is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the reorganization so qualifies, in general, the Acquired Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund under the reorganization or as a result of the Acquired Fund’s liquidation. You also will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the reorganization.

NTI expects to reposition the Acquired Fund’s portfolio to more closely align with the portfolio of the Acquiring Fund. Based on the Acquired Fund’s current holdings, up to 66% of the portfolio is expected to turn over, which will result in recognition of a portion of the Acquired Fund’s unrealized capital gains. As of September 30, 2014, the Acquired Fund had net unrealized appreciation of $23.8 million. The Acquired Fund will be required to distribute its realized capital gains to shareholders prior to the closing of the Reorganization, which will be a taxable event to shareholders. Total transaction costs, capital gains and losses realized, and distributions to shareholders are not measurable in advance.

To the extent that, prior to the reorganization, the portfolio holdings of the Acquired Fund are sold by the Acquired Fund in connection with the reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Acquired Fund’s basis in such holdings. Any capital gains recognized in these sales on a net basis will be distributed, if required, to the Acquired Fund’s shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and these distributions, along with any distributions of the Acquired Fund’s net investment income, will generally be taxable to shareholders as ordinary income, long-term capital gains, or qualified dividends, as applicable.

Q:	WHO WILL PAY FOR THE REORGANIZATION?

A: NTI will pay all expenses incurred in connection with the reorganization.

Q:	WHAT IF I REDEEM MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A: If you choose to redeem your shares before the reorganization takes place, the redemption will be treated as a normal redemption of shares and generally, will be a taxable transaction on which gain or loss may be recognized.

Q:	WHOM DO I CONTACT FOR FURTHER INFORMATION?

A: You may call the Northern Funds at 1-800-595-9111.

Important additional information about the reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

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NORTHERN FUNDS

50 SOUTH LASALLE STREET

CHICAGO, IL 60603

1-800-595-9111

COMBINED PROSPECTUS/INFORMATION STATEMENT

This Combined Prospectus/Information Statement is being furnished to shareholders of the Northern Large Cap Growth Fund (the “Acquired Fund”) in connection with a Plan of Reorganization (the “Plan”) that has been approved by the Board of Trustees of Northern Funds (the “Trust”). Under the Plan, (1) all of the assets of the Acquired Fund will be transferred to the Northern Large Cap Core Fund of the Trust (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund; and (2) such shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (the “Reorganization”). Holders of shares of the Acquired Fund will hold, immediately after the Reorganization, shares of the corresponding Acquired Fund having an aggregate net asset value equal to the aggregate net asset value of the shares such shareholder held in the Acquired Fund immediately prior to the Reorganization. The Reorganization is expected to be effective as of December 5, 2014.

Northern Trust Investments, Inc. (“NTI”), the investment adviser and administrator of the Acquired Fund and the Acquiring Fund, has undertaken to pay the expenses related to the preparation and assembling of the Combined Prospectus/Information Statement and all related mailing expenses.

The Board of Trustees of the Trust believes that the Reorganization is in the best interests of the Acquired Fund, and that the interests of each Acquired Fund shareholder will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Acquired Fund and its shareholders. Shareholders of the Acquired Fund are not being asked to vote on the Plan or approve the Reorganization.

The Acquired Fund and Acquiring Fund are series of the Trust, a Delaware statutory trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust currently consists of 48 separate series including the Acquired Fund and Acquiring Fund. The Board of Trustees of the Trust is responsible for the management and business and affairs of the Acquired Fund and the Acquiring Fund.

This Combined Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Acquired Fund, the Acquiring Fund and the Reorganization. This Combined Prospectus/Information Statement incorporates by reference the following documents, which contain additional information about the Acquired Fund and the Acquiring Fund:

-	a Statement of Additional Information dated October 31, 2014 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

-	The Prospectus dated July 31, 2014, as supplemented to date, of the Northern Equity Funds, including the Acquired Fund and Acquiring Fund.

-	The Statement of Additional Information dated July 31, 2014, as supplemented to date, of the Northern Funds, including the Acquired Fund and Acquiring Fund.

-	The audited financial statements and financial highlights and related Report of Independent Registered Public Accounting Firm for the Acquired Fund and Acquiring Fund included in the Trust’s Annual Report for the year ended March 31, 2014. No other parts of Trust’s Annual Report are incorporated herein by reference.

You can obtain a free copy of documents listed above by contacting Northern Funds at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111. You may also request copies of any of the foregoing documents by email request to: northern-funds@ntrs.com

You may also copy and review information about the Funds at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

This Combined Prospectus/Information Statement and the enclosures are expected to be first sent to shareholders on or about November 5, 2014. THIS IS NOT A REQUEST FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Prospectus/Information Statement is October 31, 2014.

NORTHERN FUNDS

50 SOUTH LASALLE STREET

CHICAGO, IL 60603

TELEPHONE: 1-800-595-9111

COMBINED PROSPECTUS/INFORMATION STATEMENT

DATED OCTOBER 31, 2014

SYNOPSIS

THE REORGANIZATION

The Board of Trustees of the Trust reviewed and approved the Plan that provides for the reorganization of the Northern Large Cap Growth Fund (the “Acquired Fund”) with and into the Northern Large Cap Core Fund (the “Acquiring Fund”), the closing date (the “Closing Date”) of which is expected to be on or about December 5, 2014.

Pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund. The Acquired Fund will then distribute the shares of the Acquiring Fund to its shareholders in complete liquidation of the Acquired Fund. Immediately after the Reorganization, each person who held shares in the Acquired Fund will hold shares in the Acquiring Fund with the same aggregate value as that person’s interest in the Acquired Fund as of the Closing Date.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Acquired Fund and the Acquiring Fund and their shareholders for federal income tax purposes as described further below.

This description of the Reorganization is qualified by reference to the full text of the Plan, which is attached hereto as Appendix A.

NTI has undertaken to pay the expenses related to the preparation and assembling of the Combined Prospectus/Information Statement and all related mailing expenses.

The Board of Trustees determined that the Reorganization is in the best interest of the Acquired Fund and Acquiring Fund and that interests of the shareholders of the Funds will not be diluted as a result of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section will help you compare the investment objectives, principal investment strategies and limitations of the Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More complete information may be found in Funds’ Prospectus.

The Acquired Fund and Acquiring Fund have identical investment objectives, similar, although not identical, investment strategies, and identical fundamental investment restrictions, as discussed below. The investment objective of each Fund may be changed by the Board without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different than the objective that the shareholder considered appropriate at the time of investment in the Fund. On August 21, 2014, the Board approved a change to the investment objective of the Acquiring Fund to that shown in the table below. Previously, the investment objective of the Acquiring Fund was to seek long term growth of capital and dividend income.

Large Cap Core Fund	Large Cap Growth Fund
Investment Objective	Investment Objective

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.	The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies	Principal Investment Strategies

In seeking its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity securities in large capitalization U.S. companies, including foreign issuers that are traded in the U.S. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500® Index. As of May 30, 2014, the market capitalization of the companies in the S&P 500 Index was between $3.1 billion and $564.6 billion. The size of companies in the S&P 500 Index changes with market conditions. In addition, changes to the composition of the S&P 500 Index can change the market capitalization range of companies in that index. The Fund is not limited to the stocks included in the S&P 500 Index and may invest in other stocks that meet the Fund’s investment adviser’s criteria discussed below.

The Fund’s investment strategy attempts to create a portfolio with similar risk, style, capitalization and industry characteristics as the S&P 500 Index with the potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the S&P 500 Index. In managing the Fund, the Fund’s investment adviser attempts to achieve the Fund’s objective by overweighting those stocks that it believes will outperform the S&P 500 Index and underweighting (or excluding entirely) those stocks that it believes will underperform the S&P 500 Index. The Fund seeks to accomplish this goal by employing a strategy that uses statistics and advanced econometric methods to determine which fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality) are predictive of future stock performance. The characteristics are combined to create a proprietary multifactor quantitative stock selection model which generates stock specific forecasts that are used along with risk controls to determine security weightings. The investment management team’s approach, based primarily on applying quantitative methods to fundamental research (e.g., selecting stocks based on economic, financial, and market analysis), is applied within a risk constrained

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Growth Index, but not below $5 billion in market capitalization. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of May 30, 2014, the market capitalization of the companies in the Russell 1000 Growth Index was between approximately $2.3 billion and $545.3 billion. The size of companies in the Russell 1000 Growth Index changes with market conditions. In addition, changes to the composition of the Russell 1000 Growth Index can change the market capitalization range of companies in the Russell 1000 Growth Index. The Fund is not limited to the stocks included in the Russell 1000 Growth Index and may invest in other stocks that meet the Fund’s investment adviser’s criteria discussed below.

Using fundamental research and quantitative analysis, the Fund’s investment adviser buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the Fund’s investment adviser sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable characteristics, the Fund’s investment adviser uses an evaluation process that includes, but is not limited to:

•     Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

•     Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

Large Cap Core Fund	Large Cap Growth Fund

environment that is intended to increase return and result in a portfolio having characteristics similar to the S&P 500 Index. The team will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Standard & Poor’s® Rating Service does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Large Cap Core Fund and is not affiliated with the Fund in any way.

•    Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

•    Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell 1000 Growth Index. It is not a sponsor of the Large Cap Growth Fund and is not affiliated with the Fund in any way.

Both Funds have identical investment objectives and similar, although not identical, investment strategies: they both seek to provide long-term capital appreciation by investing in equity securities of large capitalization companies. However, there are some important differences:

•

The Acquired Fund employs a fundamental and quantitative investment strategy while the investment team’s approach for the Acquiring Fund is based primarily on applying a quantitative investment strategy to fundamental research.

•

The Acquiring Fund seeks to achieve its investment objective by overweighting those stocks that it believes will outperform the S&P 500 Index and underweighting (or excluding entirely) those stocks that it believes will underperform the S&P 500 Index, while the Acquired Fund buys securities of companies that it believes have favorable growth characteristics relative to their peers.

•

The Acquiring Fund invests at least 80% of its net assets in companies within the range of market capitalization of the S&P 500 Index, while the Acquired Fund invests at least 80% of its net assets in companies within the range of market capitalization of the Russell 1000 Growth Index, but not below $5 billion in market capitalization. As of May 30, 2014, the market capitalization of the companies in the S&P 500 Index was between $3.1 billion and $564.6 billion, while the market capitalization of the Russell 1000 Growth Index was between $2.3 billion and $545.3 billion.

•

The Acquired Fund limits the number of companies that it invests in to generally less than 100 and may emphasize particular companies or market segments, such as technology, to achieve its investment objective.

The Funds have identical fundamental investment restrictions with respect to borrowings and certain other matters.

PRINCIPAL RISK FACTORS

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY FDIC OR ANY OTHER GOVERNMENT AGENCY.

Except as otherwise noted below, the Acquiring Fund has identical or substantially the same principal risk factors as the Acquired Fund. The combined Fund will use the same investment strategies as the Acquiring Fund, and will have the same principal investment risks as the Acquiring Fund. These risk factors are summarized below. For more information on the risks associated with the Acquiring Fund, see the Acquiring Fund’s Prospectus and SAI.

Comparison of Risk Factors of the Acquired Fund and Acquiring Fund

Large Cap Growth Fund (Acquired)	Large Cap Core Fund (Acquiring)
Market Risk	Market Risk
Management Risk	Management Risk
Mid Cap Stock Risk
Technology Risk

Fund Risk Descriptions

The following provides a description of the various risks referenced in the section above.

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

COMPARATIVE FEES AND EXPENSES

The following tables: (1) compare the fees and expenses of the Acquired Fund and the Acquiring Fund based on actual expenses for the twelve-month period ended March 31, 2014 (adjusted for current fees effective June 30, 2014) for the Acquired Fund and the Acquiring Fund; and (2) show the estimated fees and expenses for the Acquiring Fund combined with the Acquired Fund on an estimated pro forma basis after giving effect to the Reorganization as if the Reorganization had occurred on March 31, 2014 (adjusted for current fees). Pro forma expense levels should not be considered an actual representation of future expenses or performance. Pro forma levels project anticipated expense levels but actual expenses may be greater or less than those shown. As shown by the table, there are no transaction charges when you buy or sell shares of either Fund, nor will there be any such charges following the Reorganization. THERE WILL NOT BE ANY FEE IMPOSED ON SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.

Large Cap Growth Fund and Large Cap Core Fund:

Current Large Cap Growth Fund			Current Large Cap Core Fund			Large Cap Core Fund After Reorganization (Pro Forma Combined)
Current Fee Table:			Current Fee Table:			Proposed Fee Table:
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(1)			Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(1)			Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(1)

Management Fees		0.83%	Management Fees		0.44%	Management Fees		0.44%
Other Expenses		0.13%	Other Expenses		0.80%	Other Expenses		0.19%
Transfer Agency Fees	0.02%		Transfer Agency Fees	0.02%		Transfer Agency Fees	0.02%
Other Operating Expenses	0.11%		Other Operating Expenses	0.78%		Other Operating Expenses	0.17%
Total Annual Fund Operating Expenses		0.96%	Total Annual Fund Operating Expenses		1.24%	Total Annual Fund Operating Expenses		0.63%
Expense Reimbursement(2)		(0.11)%	Expense Reimbursement(3)		(0.62)%	Expense Reimbursement(3)		(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.85%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.62%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.60%

(1)	The expense information in the table has been restated to reflect current fees.
(2)	Northern Trust Investments, Inc. (the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each disinterested Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses After Expense Reimbursement” exceed 0.85%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees.
(3)	Northern Trust Investments, Inc. (the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each disinterested Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses After Expense Reimbursement” exceed 0.60%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Fund expenses that are not reimbursed under the expense limitation agreement. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXPENSE EXAMPLES

The examples are intended to help you compare the cost of investing in the Acquired Fund versus the Acquiring Fund, and the Acquiring Fund (Pro Forma) assuming the Reorganization takes place. The examples assume that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs are described below for the Acquired Fund and Acquiring Fund.

Large Cap Growth Fund (Acquired Fund) and Large Cap Core Fund (Acquiring Fund)

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquired Fund	$87	$295	$520	$1,168
Acquiring Fund	$63	$332	$621	$1,445
Acquiring Fund (Pro Forma)	$64	$202	$351	$786

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Examples above, affect the Fund’s performance. During each Fund’s most recent fiscal year (ended March 31, 2014), the Fund’s portfolio turnover rate was as follows (expressed as percentage of the average value of its portfolio):

Acquired Fund	Portfolio Turnover Rate	Acquiring Fund	Portfolio Turnover Rate
Large Cap Growth Fund	38.25%	Large Cap Core Fund	95.11%

COMPARISON OF PURCHASE/REDEMPTION/EXCHANGE POLICIES

The procedures to price, purchase, redeem and exchange share of the Acquired Fund and the Acquiring Fund are identical. For more complete information concerning pricing, purchase and redemption procedures and exchange privileges, please see the Funds’ Prospectus and Statement of Additional Information, which are incorporated by reference into this Combined Prospectus/Information Statement. For a Free copy of the Funds’ Prospectus or their Statement of Additional Information please contact Northern Funds at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111.

COMPARISON OF DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from net investment income are declared and paid annually for the Acquired Fund and declared and paid quarterly for the Acquiring Fund. Each Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax on the Funds. For more complete information concerning dividends and distributions and tax considerations, please see the Funds’ Prospectus and Statement of Additional Information. For a free copy of the Funds’ Prospectus and Statement of Additional Information, which are incorporated by reference herein, please contact Northern Funds at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111.

SERVICE PROVIDERS

NTI, an Illinois State Banking Corporation, serves as the investment adviser to the Acquired Fund and the Acquiring Fund and is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

The manager for the Acquired Fund is Greg M. Newman, Senior Vice President of Northern Trust Investments, Inc. Mr. Newman has been manager since July 2009. Mr. Newman joined Northern Trust Investments, Inc. in 1997 and has co-managed the Thematic Large Cap Growth Separately Managed Account team since 2007. Prior to this, Mr. Newman managed customized portfolios for individuals, retirement plans and charitable foundations.

The manager for the Acquiring Fund is Mark C. Sodergren, Senior Vice President of Northern Trust Investments, Inc. Mr. Sodergren has been manager since July 31, 2011. Mr. Sodergren joined Northern Trust Investments, Inc. in 2007 and is the head of the quantitative equity portfolio management team and responsible for research and implementation of several quantitative equity strategies. Prior to this, Mr. Sodergren was a portfolio manager at Barclays Global Investors focused on active US large cap strategies. Mr. Sodergren is also the portfolio manager of the Large Cap Value Fund.

Additional information about each manager’s compensation, other accounts managed by the manager and the manager’s ownership of securities issued by the Funds managed by the manager is available in the Funds’ Statement of Additional Information.

NTI serves as administrator to both Funds. The Funds also have the same transfer agent, custodian and distributor. For a detailed description of the Funds’ other services providers, see the Funds’ Prospectus.

LEGAL PROCEEDINGS

In 2007, the Acquiring Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York. The cases attempt to “clawback” the proceeds paid out in connection with the LBO.

The defendants jointly moved to dismiss all of the actions filed by the individual creditors in the Niese and Deutsche Bank cases. The Committee Action was not subject to the motion to dismiss. On September 23, 2013, the District Court dismissed the individual creditors’ actions. The individual creditors filed a notice of appeal of the Court’s decision on September 30, 2013. The appeal is currently pending before the United States District Court of Appeals for the Second Circuit.

The value of the proceeds received by the Acquiring Fund in the LBO was approximately $308,000. The Acquiring Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Acquiring Fund’s net asset value. The Acquiring Fund intends to vigorously defend these actions.

The Acquired Fund shareholders will become subject to the Tribune litigation after the Reorganization. The combined Fund’s litigation exposure is expected to be approximately 0.0023% of the combined Fund’s total net assets and not material to the shareholders of the combined Fund.

MANAGEMENT FEES

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets.) Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.10% of the average daily net assets of each Fund. The second table also reflects the advisory fees paid by each of the Funds for the fiscal year ended March 31, 2014 (expressed as a percentage of each Fund’s respective average daily net assets).

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Funds’ Management Agreement is available in Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2014.

	Contractual Management Fee Rate Effective June 30, 2014
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
Acquired Fund	0.83%	0.805%	0.781%

Fund	Contractual Management Fee Rate Effective June 30, 2014
Acquiring Fund	0.44%

	Contractual Advisory Fee Rate prior to June 30, 2014			Advisory Fee Paid for Fiscal Year Ended 3/31/14
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
Acquired Fund	0.75%	0.71%	0.68%	0.75%

Fund	Contractual Advisory Fee Rate prior to June 30, 2014	Advisory Fee Paid for Fiscal Year Ended 3/31/14
Acquiring Fund	0.30%	0.30%

FUND PERFORMANCE

THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX.

The bar charts and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee reductions and expense reimbursements that were in effect during the periods presented. If fee reductions and expense reimbursements were not in place, a Fund’s performance would have been reduced.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Funds is available and may be obtained on the Funds’ Web site at www.northernfunds.com or by calling 800-595-9111.

LARGE CAP GROWTH FUND (Acquired Fund)

CALENDAR YEAR TOTAL RETURN*

*	Year to date total return for the six months ended June 30, 2014 is 1.96%. For the periods shown in the bar chart above, the highest quarterly return was 17.26% in the first quarter of 2012, and the lowest quarterly return was (22.11)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2013)

	INCEPTION DATE	1-Year	5-Year	10-Year	SINCE INCEPTION
Large Cap Growth Fund	4/6/94
Return before taxes		31.77%	17.44%	6.26%	8.68%
Return after taxes on distributions		31.72%	17.40%	6.21%	7.94%
Return after taxes on distributions and sale of Fund shares		18.03%	14.17%	5.05%	7.12%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		33.48%	20.39%	7.83%	8.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

LARGE CAP CORE FUND (Acquiring Fund)

CALENDAR YEAR TOTAL RETURN*

*	Year to date total return for the six months ended June 30, 2014 is 7.54%. For the periods shown in the bar chart above, the highest quarterly return was 16.65% in the second quarter of 2009, and the lowest quarterly return was (23.19)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2013)

	INCEPTION DATE	1-Year	5-Year	SINCE INCEPTION
Large Cap Core Fund	12/16/05
Return before taxes		36.27%	18.42%	6.64%
Return after taxes on distributions		35.75%	18.05%	6.09%
Return after taxes on distributions and sale of Fund shares		20.87%	14.98%	5.20%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		32.39%	17.94%	7.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE REORGANIZATION

THE PLAN

The terms and conditions under which the Reorganization will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Combined Prospectus/Information Statement.

The Plan contemplates:

•

the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities as of the Closing Date, and

•	the distribution of such shares of the Acquiring Fund to shareholders of the Acquired Fund.

The value of the Acquired Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the net asset value of a share of the Acquiring Fund will be determined on the Closing Date in accordance with the valuation procedures described in the then-current Acquiring Fund Prospectus and Statement of Additional Information.

On, or as soon as practicable after, the Closing Date, the Acquired Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund it receives in the Reorganization in complete liquidation of the Acquired Fund. As a result of this distribution, each holder of shares of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to his or her interest in the Acquired Fund. This distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders and by transferring thereto the shares of the Acquiring Fund previously credited to the account of the Acquired Fund on those books. Each shareholder account shall be credited with the pro rata number of Acquiring Fund’s shares due to that shareholder.

The stock transfer books for the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter with respect to the Acquired Funds will be deemed to be redemption requests for the Acquiring Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. In addition, the Plan may be terminated by the Trust’s Board of Trustees, and the Funds may abandon the Reorganization contemplated by the Plan, at any time before the closing if circumstances develop that, in the Board’s judgment, make proceeding with the Plan inadvisable.

The Plan may be amended, modified or supplemented in such manner as may be determined by the Trustees. In addition, the Trust, after consultation with counsel and by consent of the Board of Trustees, or any officer, may waive any condition to the obligations under the Plan if, in it or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Funds. The Board of Trustees, or an authorized officer of the Trust, may change or postpone the Closing Date.

Acquired Fund shareholders who do not wish to receive shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss for federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

REASONS FOR THE REORGANIZATION

The Reorganization proposal was reviewed and considered by the Board at a meeting held on August 21, 2014. In advance of the meeting, the Trustees received information on the investment objectives, principal investment strategies and principal risks of the Acquired and Acquiring Funds, their comparative operating expense ratios, asset size and investment performance, and an analysis of certain tax information and the projected benefits and disadvantages to shareholders of the Reorganization. The Trustees also considered the projected benefits to NTI and its affiliates. NTI responded to questions at the meeting. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from NTI with respect to the Reorganization. During the meeting, Trustees who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), met in executive session with their independent legal counsel to consider the Reorganization.

After extensive discussion based upon NTI’s recommendation, the Trustees unanimously approved the Plan for the Acquired Fund and Acquiring Fund. The Board determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The approvals were made separately for each Fund on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various determinations.

The Board’s determination and approval were based on a number of factors, including but not limited to the following:

•

NTI’s determination that the Acquired Fund had minimal growth prospects because its investment style was out of favor with investors and that the combined Funds had better prospects for future growth under the Acquiring Fund’s investment strategy;

•	The Board’s determination that the Acquired Fund would be unlikely to maintain the scale necessary to remain commercially viable.

•

The investment objectives of the Acquired Fund and Acquiring Fund are identical, with each seeking to provide long-term capital appreciation. The investment styles of the Funds differ slightly in that the Acquiring Fund uses a primarily quantitative methodology that it applies to its fundamental research, while the Acquired Fund uses both fundamental research and quantitative analysis. In addition, the Acquired Fund invests in a smaller portfolio of securities of growth issuers, while the Acquiring Fund invests in a broader cross section of securities. Despite these differences in investment strategies and styles, the Board concluded that there were sufficient similarities between the Funds, including that the Funds invest at least 80% of their assets in large capitalization companies, to provide a sound basis for the merger.

•

Currently, the total annual operating expense ratio (before contractual expense reimbursements) is 0.96% and 1.24% for the Acquired Fund and Acquiring Fund, respectively. However, the total net operating expense ratio (after contractual expense reimbursements) is 0.85% and 0.62% for the Acquired Fund and Acquiring Fund, respectively. The Board determined that shareholders of the Acquired Fund will benefit from the substantial decrease in net operating expenses following the Reorganization.

•

Currently, the contractual management fee is 0.83% and 0.44% for the Acquired Fund and Acquiring Fund, respectively. The management fee for the Acquiring Fund does not contain breakpoints, but the management fee is significantly lower than the management fee for the Acquired Fund at its lowest breakpoint. The Board determined that shareholders of the Acquired Fund will benefit from the substantial decrease in management fees following the Reorganization.

•	For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Acquired Fund and its shareholders.

•

The Acquired Fund shareholders will become subject to the Tribune litigation described above, but the estimated liability as a result of that litigation is 0.0023% of the combined Fund’s total net assets and not material to the shareholders of the combined Fund.

•	The potential limitations on use of the tax capital loss carryforwards of the Acquired Fund and the Acquiring Fund by the Acquiring Fund after the Reorganization.

•	The Trustees also considered the future prospects of the Acquired Fund if the Reorganization is not effected, including the possibility that the Fund might be liquidated.

•

Shareholders of the Acquired Fund will receive shares of the Acquiring Fund having an aggregate net asset value equal to that of their Acquired Fund shares and will not bear any costs of the Reorganization.

•	No sales or other charges will be imposed in connection with the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

The transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for the issuance of the Acquiring Fund shares, followed by the distribution in liquidation by the Acquired Fund of the Acquiring Fund shares pursuant to the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Trust will receive the opinion of Drinker Biddle & Reath LLP, counsel to the Trust and the Funds, to the effect that on the basis of the existing provisions of the Code, Treasury Regulations thereunder, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations with respect to the Reorganization, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of its assets to the Acquiring Fund in exchange for the issuance of Acquiring Fund shares to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, if any, and (ii) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund shareholders;

•

No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund’s assets in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption by the Acquiring Fund of the liabilities, if any, of the Acquired Fund;

•

The tax basis of the assets acquired by the Acquiring Fund from the Acquired Fund will be, in each instance, the same as the tax basis of those assets in the Acquired Fund’s hands immediately before the transfer;

•	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund’s tax holding period for those assets;

•	The Acquired Fund’s shareholders will not recognize gain or loss upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

•

The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Acquired Fund will equal the aggregate tax basis of the Acquired Fund shares surrendered by that shareholder in the Reorganization;

•

The tax holding period of the Acquiring Fund shares received by the Acquired Fund shareholders will include, for each Acquired Fund shareholder, the tax holding period for the Acquired Fund shares surrendered in exchange therefor, provided that those Acquired Fund shares were held as capital assets on the date of the exchange;

•	The Acquired Fund’s final taxable year will end on the date of the Reorganization; and

•

The Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

•

Internal Revenue Service Regulations require that the Acquiring Fund provides to the Internal Revenue Service and the Fund’s shareholders information regarding the effect of the Reorganization on the Fund shareholders’ tax basis for the shares issued in the Reorganization. The Acquiring Fund can satisfy this obligation by posting a completed IRS Form 8937 on its website for 10 years. The Acquiring Fund intends to post the required IRS Form 8937 on its website for at least 10 years.

Shares held for the purpose of investment are generally considered to be capital assets.

The Trust has not sought, and will not seek, a tax ruling from the Internal Revenue Service (“IRS”) on the tax treatment of the Reorganization. The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

Immediately before the Reorganization, the Acquired Fund will pay a dividend or dividends that, together with all previous distributions, will have the effect of distributing to its shareholders all of its remaining undistributed net investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization. Any such dividends will generally be included in the taxable income of the Acquired Fund’s shareholders.

The Acquired Fund and Acquiring Fund both have capital loss carry forwards as of March 31, 2014. Because the Acquired Fund is larger and is expected to be larger at the Closing Date, the Acquiring Fund’s ability to use its capital loss carry forwards will be restricted under Sections 382 and 383 of the Code. It is estimated that most of the Acquiring Fund’s capital loss carryovers will expire unused. Capital loss carry forwards are used to offset capital gains. Capital loss carry forwards prior to December 22, 2010 begin to expire in 2017. The Acquired Fund’s capital loss carry forwards are already subject to restrictions under Sections 382 and 383 of the Code. The Acquired Fund’s capital loss carry forwards will expire sooner than they would if there is no reorganization due to the closing of the Acquired Fund’s tax year in the Reorganization. The capital loss carry forwards of the Acquiring Fund will be subject to limitations because the Acquired Fund has more assets than the Acquiring Fund. Accordingly, a significant amount of capital loss carry forwards of the Acquired Fund and the Acquiring Fund will expire unused. It is not currently possible to determine the extent of loss of benefits from the capital loss carry forwards on the Funds.

Shareholders should consult their own tax advisers concerning any potential tax consequences of the Reorganization that may result from their particular circumstances, including the tax treatment of the Reorganization under the tax laws of any foreign country, state or locality where a shareholder may reside.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

Under the terms of its Agreement and Declaration of Trust (the “Trust Agreement”), the Trust is authorized to issue shares of beneficial interest in separate portfolios, including the Funds.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. Shares, when issued as described in the Funds’ Prospectus, are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, are specifically allocated to and constitute underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings, although it does hold special meetings as necessary. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share held or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series or classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or as may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

CAPITALIZATION

The following tables show the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of March 31, 2014, and the pro forma combined capitalization of the combined Funds as if the Reorganization had occurred on that date. The capitalization of the Funds is likely to be different at the closing of the Reorganization as a result of daily share purchase and redemption activity and the effects of other ongoing operations.

Fund	Net Assets (000’s)	Shares Outstanding (000’s)	Net Asset Value Per Share
NF Large Cap Growth Fund	$152,691	4,838	$31.56
NF Large Cap Core Fund	$25,553	1,812	$14.11
Pro Forma Large Cap Core Fund	$178,244	12,633	$14.11

MULTIPLE SHAREHOLDERS IN A HOUSEHOLD

If you are a member of a household in which multiple shareholders of the Trust share the same address, and the Trust or your broker or bank (for “street name” accounts) has received consent to household material, then the Trust or your broker or bank may have sent to your household only one copy of this Combined Prospectus/Information Statement, unless the Trust or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Combined Prospectus/Information Statement, the Trust will deliver promptly a separate copy of this Combined Prospectus/Information Statement to you upon written or oral request. To receive a separate copy of this Combined Prospectus/Information Statement, or if you would like to receive a separate copy of future information statements, prospectuses or annual reports, please contact Northern Funds by calling 1-800-595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

SHARES HELD BY TRUSTEES AND OFFICERS

As of October 6, 2014, each Fund had the following number of shares outstanding:

Fund	Shares
Large Cap Growth Fund	3,027,728.58
Large Cap Core Fund	2,302,539.59

At October 6, 2014, the Trustees and officers of the Trust, as a group, owned, beneficially or of record, less than 1% of the outstanding shares of each Fund.

SHARE OWNERSHIP

As of October 6, 2014, The Northern Trust Company and its affiliates held of record substantially all of the outstanding shares of each Fund as agent, custodian, trustee or investment adviser on behalf of their customers.

As of October 6, 2014, the names and share ownership of the entities or individuals (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603) which held of record or beneficially more than 5% of the outstanding shares of the Acquired Fund or Acquiring Fund were as follows:

	Number of Shares	% of Fund
Large Cap Growth Fund
UMB Bank NA	231,949	7.66%
National Financial Services LLC	397,585	13.13%

Large Cap Core Fund
Bartlett Florence Dibell Trust	222,912	9.68%
National Financial Services LLC	384,952	13.13%

AVAILABLE INFORMATION

The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. In addition, these materials can be inspected and copied at certain of the following regional offices of the SEC listed below: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Copies of such materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Some of these items are also available on the Internet at www.sec.gov.

* * *

THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUNDS’ MARCH 31, 2014 ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NORTHERN FUNDS, P.O. BOX 75986, CHICAGO, ILLINOIS 60675-5986, BY TELEPHONE AT 1-800-595-9111, OR BY E-MAIL AT NORTHERN-FUNDS@NTRS.COM.

APPENDIX A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION is made as of the 21st day of August, 2014, by Northern Funds, a Delaware statutory trust (the “Trust”), on behalf of its Large Cap Growth Fund (the “Acquired Fund”) and its Large Cap Core Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) and Northern Trust Investments, Inc. (“NTI”).

A. BACKGROUND

The Funds are each separate investment portfolios of Northern Funds. Northern Funds is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is intended to effect the reorganization (the “Reorganization”) of the Acquired Fund with and into the Acquiring Fund.

The Reorganization will be effected by the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (1) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (2) the issuance by the Acquiring Fund to the Acquired Fund of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”). This transaction will be promptly followed by a pro rata distribution by the Acquired Fund of the Acquiring Fund Shares it receives to its shareholders in exchange for the shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) that are then outstanding, in liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan.

This Plan has been approved by the Board of Trustees of the Trust based on the Board’s determination that participation in the Reorganization is in the best interests of the Funds and that the interests of the Funds’ existing shareholders will not be diluted as a result of the Reorganization.

B. THE REORGANIZATION

1.	Transfer of Assets of the Acquired Fund in Exchange for Assumption of Liabilities and Issuance of Acquiring Fund Shares

1.1.	Subject to the terms and conditions set forth herein, as of the Closing Time provided for in paragraph 3.1, the Acquired Fund will transfer all of its assets (as described in paragraph 1.2) and assign and transfer all of its debts, obligations, duties and other liabilities to the Acquiring Fund. In exchange for all of the assets of the Acquired Fund, as of the Closing Time: (A) the Acquiring Fund will assume all of the debts, obligations, duties and other liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise, then existing, such that after the Closing Time the same may be enforced against the Acquiring Fund to the same extent as if they had been incurred by the Acquiring Fund; and (B) the Trust, on behalf of the Acquiring Fund, will issue shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net value of the assets transferred by the Acquired Fund to the Acquiring Fund, less the liabilities assumed by the Acquiring Fund. The transactions described in this paragraph 1.1 will take place at the Closing provided for in paragraph 3.1.

1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund will include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), tax operating losses, claims or rights of action, rights to register shares of beneficial interest under applicable securities laws, books and records, deferred or prepaid expenses and all other tangible and intangible property owned by the Acquired Fund at the Closing Time provided for in paragraph 3.1.

1.3.	The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s assets as of the date of the execution of this Plan. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquiring Fund’s list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund’s investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquiring Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of an Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.4.	The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by The Northern Trust Company (“Northern Trust”), the custodian and accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

1.5.	At, or as soon as possible after, the Closing Time the Acquired Fund will distribute in liquidation the Acquiring Fund Shares it receives to the shareholders of record of the Acquired Fund, determined as of the close of business on the day of the Closing, pro rata in proportion to each shareholder’s beneficial interest in the Acquired Fund. Such distribution will be in exchange for each shareholder’s Acquired Fund Shares. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the share records of the Trust to open accounts on those records in the names of the Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares received from the Acquiring Fund that are due to the Acquired Fund shareholder. Fractional Acquiring Fund Shares will be rounded to the third place after the decimal point.

1.6.	The stock transfer books of the Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing. Share redemption requests received thereafter by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued pursuant to this Plan. As of the Closing Time, all issued and outstanding shares of the Acquired Fund will be canceled on the books of the Trust. The Acquired Fund shareholders will have the right to receive any unpaid dividends or other distributions that were declared as of or prior to the Closing Time with respect to the Acquired Fund Shares that are held by the Acquired Fund shareholders at the Closing Time.

1.7.	Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of any Fund will be paid by the person to whom the Acquiring Fund Shares are to be distributed as a condition of such transfer.

1.8.	The legal existence of the Acquired Fund will be terminated as promptly as reasonably practicable after the Closing Time. After the Closing Time, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

1.9.	Any reporting responsibility of the Acquired Fund shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.	Valuation

2.1.	The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder, and the value of the full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets, will be computed as of the valuation time provided in the Acquiring Fund’s prospectus on the Closing Date (for purposes of paragraph 1.4, the “Valuation Date”) using the valuation procedures set forth in the Acquiring Fund’s current prospectus and statement of additional information.

2.2.	All computations of value will be made by Northern Trust.

3.	Closing And Closing Date

3.1.	The transfer of the Acquired Fund’s assets in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s liabilities and the issuance of Acquiring Fund Shares to the Acquired Fund, as described above, together with such related acts as are necessary to consummate such transactions (the “Closing”), will occur at such place and on such date or dates and time or times (together, the “Closing Time”) as may be determined by the Board of Trustees or an authorized officer of the Trust.

3.2.	At the Closing, the Trust, on behalf of the Funds, will deliver such bills of sale, checks, assignments, stock certificates, receipts or other documents as the Trust deems necessary or reasonable or counsel may request.

3.3.	Northern Trust, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer of Northern Trust stating that (a) the Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the deliver of portfolio securities.

3.4.	In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed for trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.	Northern Trust, the custodian for the Acquired Fund, shall deliver at the Closing a list of the names and addresses of the Acquired Fund’s shareholders and the number of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing or provide such information to the Acquiring Fund’s transfer agent. Northern Trust shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

4.	Representations and Warranties

4.1.	The Trust, on behalf of the Acquired Fund, represents and warrants that:

4.1.A	There are no contracts or other commitments (other than this Plan) of the Acquired Fund, which will be terminated with liability to an Acquired Fund prior to the Closing Date;

4.1.B	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

4.1.C	The Statements of Assets and Liabilities of the Acquired Fund as of March 31, 2014, the Schedule of Investments and the related Statement of Operations for the year then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates;

4.1.D	Since March 31, 2014, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection D, a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of an Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by the Acquired Fund’s shareholders shall not constitute a material adverse change;

4.1.E	At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions of the Acquired Fund required by law to have been filed by such dates, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.1.F	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code and the Acquired Fund will have deductions for dividends paid (as defined in Section 561 of the Code) at least equal to all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

4.1.G	All of the issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the Acquired Fund Shares will, at the time of Closing, be held by persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

4.1.H

At the Closing Date, (i) the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act with respect to privately- placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

4.1.I	The information furnished by the Acquired Fund for use in applications for orders, registration statements or information statement materials or for use in any other document filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.1.J	The current prospectus and statement of information of the Acquired Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statements of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

4.1.K	Insofar as the following relates to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Plan, which, without limitation, shall include an information statement of the Acquired Fund (the “Information Statement”) and the prospectus of the Acquiring Fund with respect to the transactions contemplated by this Plan, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Information Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2.	The Trust, with respect to the Acquiring Fund, represents and warrants that:

4.2.A	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which to its knowledge, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquiring Fund or their ability to consummate the transactions contemplated herein;

4.2.B	Since March 31, 2014, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection B, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of the Acquiring Fund’s liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

4.2.C	At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law to have been filed by such dates, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.2.D	For each taxable year of its operation (including the taxable year end on the Closing Date), (i) the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax under Section 852 of the Code and (ii) the Acquiring Fund will have deductions for dividends paid (as defined in Section 561 of the Code) at least equal to all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued for the year including the Closing Date;

4.2.E	At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article V, Section 2 of the Trust’s Agreement and Declaration of Trust, non-assessable, with no personal liability attaching to the ownership thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

4.2.F	The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund’s shareholders, pursuant to the terms of this Plan, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and, subject to Article V, Section 2 of NF’s Agreement and Declaration of Trust, non-assessable. The shareholders of the Acquiring Fund shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware;

4.2.G	At the Closing Date, the Acquiring Fund will have good and marketable title of its assets;

4.2.H	The information furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.2.I	The current prospectus and statement of information of the Acquiring Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statements of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

4.2.J	Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Information Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.3.	NTI represents and warrants to the Acquiring Fund as follows: To the knowledge of NTI (i) there are no claims, actions, suits or proceedings pending against any Acquired Fund, and (ii) there are no claims, actions, suits or proceedings, or circumstances that have been identified by NTI as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, other than those disclosed in writing to and accepted by the Acquiring Fund.

5.	Covenants of the Acquired Fund and the Acquiring Fund

5.1.	The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of dividends and distributions.

5.2.	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.3.	The Acquired Fund covenants that: (i) the Acquiring Fund Shares to be issued to its shareholders hereunder are not being acquired for the purpose of making any distributions thereof other than in accordance with the terms of this Plan; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by the Acquired Fund’s shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or the Acquiring Fund Shares received in the Reorganization), in connection with the Reorganization that would reduce the Acquired Fund Shareholders’ ownership of Acquired Fund Shares (or equivalent Acquiring Fund Shares) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code.

5.4.	The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquiring Fund Shares.

5.5.	Subject to the provisions of this Plan, the Trust, on behalf of the Acquiring Fund and the Acquired Fund, will take, or cause to be taken, all actions and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6.	The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus which will include the Information Statement referred to in paragraph 4.1.K, all to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.	The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund, nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing date, the Acquiring Fund, the Trust and the Acquired Fund will take such action or cause such action to be taken, as reasonably necessary to enable Drinker Biddle & Reath LLP to render the tax opinion contemplated in paragraph 6.5.

6.	Conditions

Consummation of the Reorganization is subject to the following conditions:

6.1.	This Plan and the transactions contemplated herein will be approved by the Trustees of the Trust, and, if required by applicable law, by the requisite vote of the Acquired Fund’s shareholders;

6.2.	Prior to the Closing Time, the Acquired Fund will declare a dividend, with a record date and ex-dividend date prior to the Closing Time, which, together with all previous dividends and distributions, will result in the Acquired Fund having a deduction for dividends paid (as defined in Section 561 of the Code) at least equal to all of the Acquired Fund’s investment company taxable income, if any, for the taxable periods or years ended on or before March 31, 2014 and for the subsequent period up to and including the Closing Time, and all of the Acquired Fund’s net capital gain, if any recognized in the taxable periods or years ended on or before March 31, 2014 and in the subsequent period up to and including the Closing Time.

6.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby will be obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of a Trust, the Acquired Fund or the Acquiring Fund, provided that the Trust may waive any of such conditions for itself or the respective Funds;

6.4.	At the Closing Time, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

6.5.	The Trust will receive at or before the Closing Time an opinion of Drinker Biddle & Reath LLP satisfactory to the Trust based on representations of the Trust and reasonable assumptions, substantially to the effect that for federal income tax purposes and with respect to other matters:

6.5.A	The transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund, followed by the distribution in liquidation by the Acquired Fund of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

6.5.B	No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of its assets to the Acquiring Fund in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, if any, and (ii) the distribution by the Acquired Fund of the Acquiring Fund Shares to the Acquired Fund shareholders;

6.5.C	No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund’s assets in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption by the Acquiring Fund of the liabilities, if any, of the Acquired Fund;

6.5.D	The tax basis of the assets acquired by the Acquiring Fund from the Acquired Fund will be, in each instance, the same as the tax basis of those assets in the Acquired Fund’s hands immediately before the transfer;

6.5.E	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund’s tax holding period for those assets, provided such assets were held as capital assets on the date of the exchange;

6.5.F	The Acquired Fund’s shareholders will not recognize gain or loss upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the transaction;

6.5.G	The tax basis of the Acquiring Fund Shares received by Acquired Fund shareholders in the transaction will be, for each Acquired Fund shareholder, the same as the tax basis of the Acquired Fund Shares surrendered in exchange therefor;

6.5.H	The tax holding period of the Acquiring Fund Shares received by Acquired Fund shareholders will include, for each Acquired Fund shareholder, the tax holding period for the Acquired Fund Shares surrendered in exchange therefor, provided that those Acquired Fund Shares were held as capital assets on the date of the exchange;

6.5.I	The Acquired Fund and Acquiring Fund are series of the Trust, a Delaware statutory trust validly existing and in good standing under the laws of the State of Delaware;

6.5.J	Neither the Acquired Fund nor the Acquiring Fund is, and the execution, delivery and performance of this Plan by the Acquired Fund and the Acquiring Fund will not result in, a violation of the Trust’s Agreement and Declaration of Trust or By-Laws, as amended, or any material agreement, indenture, contract, lease or other undertaking to which the Trust, with respect to the Funds, is a party, or by which the Funds or their property are bound;

6.5.K	The Trust is a registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; and

6.5.L	The execution, delivery and performance of this Plan has been duly authorized by all necessary actions on the part of the Trust’s Board of Trustees, and this Plan will constitute a valid and binding obligation of the Trust with respect to the Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

6.6.	All representations and warranties of the Trust, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

The Trust will make and provide representations with respect to the Acquired Fund and the Acquiring Fund, respectfully, that are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in paragraph 6.5, which opinion may address such other matters, if any, that Drinker Biddle & Reath LLP believes to be material to the Reorganization.

7.	Status of Acquiring Fund Shares

Acquiring Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust.

8.	Expenses

NTI will bear all of the expenses in connection with carrying out this Plan, including the fees and disbursements of attorneys, auditors and custodians, any federal and state stock transfer stamps required for the transfer of the Acquired Fund’s securities to the Acquiring Fund and for the transfer of Acquiring Fund Shares to registered shareholders of the Acquired Fund in liquidation of the Acquired Fund.

9.	Termination

This Plan may be terminated by each of the Board of Trustees of the Trust, and the Funds may abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Acquired Fund, if any, at any time prior to the Closing, if circumstances develop that, in the Board’s judgment, make proceeding with the Plan inadvisable.

10.	Amendment

This Plan may be amended, modified or supplemented in such manner as may be determined by the Board of Trustees; provided, however, that following the approval of this Plan by the Acquired Fund’s shareholders, if any, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be paid to that Fund’s shareholders under this Plan to the detriment of such Fund shareholders without their further approval.

11.	Headings; Counterparts; Governing Law; Assignment; Survival; Waiver

11.1.	The article and paragraph headings contained in this Plan are for reference purposes only and do not affect in any way the meaning or interpretation of this Plan.

11.2.	This Plan will be governed by and construed in accordance with the laws of the State of Delaware.

11.3.	This Plan will be binding upon and inure to the benefit of the Funds and their respective successors and assigns. Nothing herein expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

11.4.	All persons dealing with the Trust, the Acquired Fund or the Acquiring Fund must look solely to the property of the Trust, the Acquired Fund, or the Acquiring Fund, respectively, for the enforcement of any claims against the Trust, the Acquired Fund or the Acquiring Fund, as neither the Trustees, officers, agents nor shareholders of the Trust assume any personal liability for obligations entered into on behalf of the Trust, the Acquired Fund or the Acquiring Fund. No series of the Trust will be responsible for any obligations assumed by or on behalf of any other series of the Trust under this Plan.

11.5.	The obligations set forth herein will not survive the Closing, except for the provisions of paragraph 1.8.

11.6.	The Trust, after consultation with counsel and by consent of its Board of Trustees, or any officer, may waive any condition to the obligations hereunder if, in their or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Funds.

12.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan will be in writing and will be given by prepaid telegraph, telecopy or certified mail addressed to each Trust at 50 South LaSalle Street, Chicago, Illinois 60603, Attention: President of Northern Funds.

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by a duly authorized officer.

NORTHERN FUNDS, acting on behalf of its Large Cap Growth Fund

By:	/s/ Lloyd A. Wennlund
Title:	President

NORTHERN FUNDS, acting on behalf of its Large Cap Core Fund

By:	/s/ Lloyd A. Wennlund
Title:	President

NORTHERN TRUST INVESTMENTS, INC., with respect to paragraphs 4.1.B, 4.3 and 8 only

By:	/s/ Randal Rein
Title:	Senior Vice President

NF STM LCG (11/14)

PART B

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of

NORTHERN LARGE CAP GROWTH FUND

a series of

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

1-800-595-9111

By and in Exchange for Shares of

NORTHERN LARGE CAP CORE FUND

a series of

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

1-800-595-9111

This Statement of Additional Information, relating specifically to the Reorganization of the Large Cap Growth Fund (the “Acquired Fund”) into the Large Cap Core Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) consists of this document and the following described documents, each of which is incorporated by reference herein:

-	The Statement of Additional Information of the Trust with respect to the Northern Equity Funds, including the Funds, dated July 31, 2014, as supplemented to date.

-	The audited financial statements and related Reports of the Independent Registered Public Accounting Firm for the Funds included in Northern Funds’ Annual Reports for the fiscal year ended March 31, 2014.

This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Combined Prospectus/Information Statement dated October 31, 2014. A copy of the Combined Prospectus/Information Statement may be obtained without charge by contacting Northern Funds (the “Trust”) at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111. You may also request a copy by e-mail request to: northern-funds@ntrs.com.

The date of this Statement of Additional Information is October 31, 2014.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION

The Board of Trustees of the Trust reviewed and approved a Plan of Reorganization (the “Plan”) that provides for the Reorganization of the Acquired Fund with and into the Acquiring Fund. The Board of Trustees determined that the Reorganization is in the best interests of each Fund and that the interests of shareholders of the Funds will not be diluted as a result of the Reorganization.

Pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund. The Acquired Fund will then distribute these shares of the Acquiring Fund to its shareholders in complete liquidation of the Acquired Fund. Immediately after the Reorganization, each person who held shares in the Acquired Fund will hold shares in the Acquiring Fund with the same value as that person’s interest in the Acquired Fund as of the closing date of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

This Statement of Additional Information incorporates by reference the following documents, which contain additional information about the Acquired Fund and the Acquiring Fund:

-	The Statement of Additional Information dated July 31, 2014 of the Northern Funds with respect to the Funds, as filed with the Securities and Exchange Commission (“SEC”) on July 24, 2014 (Registration Nos. 33-73404 and 811-08236, EDGAR accession number 0001193125-14-279075).

FINANCIAL STATEMENTS

Historical financial information regarding the Acquired Fund and the Acquiring Fund is included in the following documents, which are incorporated by reference herein:

-	The audited financial statements and financial highlights and related Reports of Independent Registered Public Accounting Firm for the Funds included in Northern Funds’ Annual Reports for the year ended March 31, 2014 as filed with the SEC on June 6, 2014 (Registration Nos. 33-73404 and 811-08236, EDGAR accession number 0001193125-14-228108). No other parts of the Northern Funds’ Annual Reports are incorporated herein by reference.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the each Acquiring Fund’s shares as part of the Reorganization will be passed upon by Drinker Biddle & Reath LLP, counsel to the Trust.

EXPERTS

The audited financial statements of the Acquired Fund and the Acquiring Fund, incorporated by reference in the Statement of Additional Information, has been audited by Deloitte & Touche LLP, the Trust’s independent registered public accounting firm to the extent indicated in its reports thereon, which are included in the Annual Reports to Shareholders of the Acquired Fund and the Acquiring Fund for the fiscal year ended March 31, 2014.

PRO FORMA NARRATIVE FOR THE PERIOD ENDED MARCH 31, 2014

Pro Forma Financial Information

Northern Funds Large Cap Growth Fund into Northern Funds Large Cap Core Fund

The unaudited estimated pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund, each as identified below, for the twelve-month period ended March 31, 2014. Actual results could differ from those estimates. The unaudited estimated pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to a Plan of Reorganization (the “Plan”) as of the beginning of the period (April 1, 2013) in the table below.

Acquired Fund	Acquiring Fund	12-Month Period Ended
Northern Funds Large Cap Growth Fund	Northern Funds Large Cap Core Fund	March 31, 2014

Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the reorganization. The Acquired Fund and the Acquiring Fund are both series of a registered open-end management investment company that issues its shares in separate series. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund shareholders in complete liquidation of the Acquired Fund. The table below shows the class and shares that Acquired Fund shareholders would have received if the Reorganization were to have taken place for the period ended March 31, 2014 and based on the Acquiring Fund’s net asset value as of March 31, 2014.

Acquired Fund Share Class	Northern Funds Large Cap Growth Fund (Acquired Fund) Shares Exchanged (in 000’s)	Northern Funds Large Cap Core Fund (Acquiring Fund) Shares Received (in 000’s)	Acquiring Fund Share Class
Shares	4,838	10,821	Shares

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-Reorganization periods will not be restated.

Note 2 — Net Assets

The table below shows the individual net assets of the Acquired Fund and the Acquiring Fund and Pro Forma combined net assets, assuming the Reorganization had been completed, as of the dates indicated.

Fund	Net assets (in 000’s)		As of
Northern Funds Large Cap Growth Fund (Acquired Fund)	$152,691	*	March 31, 2014
Northern Funds Large Cap Core Fund (Acquiring Fund)	$25,553	*	March 31, 2014
Northern Funds Large Cap Core Fund (Pro Forma Combined)	$178,244		March 31, 2014

*	Net Assets shown are from the audited annual report as of March 31, 2014.

Note 3 — Pro Forma Adjustments

The table below reflects adjustments to expenses needed to reflect the Acquiring Fund’s net assets as if the Reorganization had taken place on April 1, 2013 as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense Category	Increase (decrease) in expense (in 000’s)*
Investment Advisory Fees(1)(2)	(791)
Administrative Fees(2)(3)	—
Transfer Agent Fees(3)	—
Custody & Accounting Fees(3)	(56)
Professional Fees(4)	(38)
Trustee Fees(4)	(11)
Other Fees(4)	(37)
Fee waiver and/or expense reimbursements(5)	(489)

(1)	Under the Investment Advisory Agreement, the Acquiring Fund’s annual Investment Advisory fee was 0.30% until June 30, 2014.
(2)	Effective June 30, 2014, shareholders of the Acquiring Fund approved a new management agreement between the Acquiring Fund and Northern Trust Investments, Inc. (the “Management Agreement”), to provide the Acquiring Fund with investment advisory and administration services under a single agreement and fee structure. On this date, the Investment Advisory Agreement and Administrative Agreement were terminated. Prior to the date of effectiveness of the Management Agreement, the Acquiring Fund’s combined Investment Advisory and Administrative Fees were 0.45%. Under the Management Agreement, the new combined Management Fee is 0.44%. The table above does not reflect this decrease in fees as the Management Agreement was not in effect at March 31, 2014.
(3)	Fees were adjusted pursuant to the Administration, Transfer Agency and Custody Agreements of the Acquiring Fund in effect as of March 31, 2014. Effective June 30, 2014, the Acquiring Fund’s Transfer Agent Fees were reduced and the Fund Accounting Fees were terminated. The table above does not reflect these decreases in fees as the new agreements were not in effect at March 31, 2014.
(4)	Fees were reduced to eliminate the effects of duplicative fees and to account for economies of scale.
(5)	Waivers and/or Reimbursements reflect the overall change in net ratios from 0.85% for the Acquired Fund to 0.60% of the Acquiring Fund. The Acquiring Fund’s expenses are currently capped at 0.60% pursuant to a reimbursement agreement, which is expected to continue until at least July 31, 2016. After this date, the Investment Adviser or a Fund may terminate the contractual arrangements. The Total Annual Fund Operating Expenses After Expense Reimbursement may be higher than the contractual limitation as a result of certain Fund expenses that are not reimbursed.
*	The amounts presented in the table were calculated based on the Acquiring Fund’s expenses being capped at 0.60% for the full fiscal year ending March 31, 2014.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code.

Note 4 — Reorganization Costs

Reorganization costs are expected to be approximately $90,000, and Northern Trust Investments, Inc. will bear 100% of these costs. These costs consist of professional services fees, printing costs and mailing charges related to the Reorganization.

Note 5 — Repositioning Costs

The Reorganization may result in the sale of up to 66% of the portfolio securities of the Acquired Fund up to and following the Reorganization as the Acquired Fund and Acquiring Fund’s portfolio managers align the combined portfolio with the Acquiring Fund’s investment strategy. The transaction costs incurred in connection with the sale of such portfolio securities up to and following the Reorganization are estimated not to be material.

Note 6 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The Acquiring Fund has the same investment adviser, investment objective and policies/restrictions and a similar investment strategy as the Acquired Fund prior to the Reorganization.

Note 7 — Capital Loss Carryforward

The Acquired Fund and Acquiring Fund had approximate capital loss carryforwards of $20,688,000 and $16,686,000, respectively, at March 31, 2014, the Funds’ most recent fiscal year end. For additional information regarding capital loss limitations, please see the section entitled Federal Income Tax Consequences in the Registration Statement filed on Form N-14 with the Securities and Exchange Commission.

Other Matters

CAPITALIZATION

The following table shows the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of March 31, 2014, and the pro forma combined capitalization of the Acquired Fund and Acquiring Fund as if the Reorganization had occurred on that date. The capitalization of the Acquired Fund and the Acquiring Fund is likely to be different at the closing of the Reorganization as a result of daily share purchase and redemption activity and the effects of other ongoing operations.

	Northern Funds Large Cap Growth Fund*	Northern Funds Large Cap Core Fund*	Pro Forma Combined Fund (Northern Funds Large Cap Core Fund)**
Net Assets (000’s)	$152,691	$25,553	$178,244
Net Asset Value per share	$31.56	$14.11	$14.11
Shares outstanding (000’s)	4,838	1,812	12,633

*	Information shown is from the Funds’ audited annual report as of March 31, 2014.
**	The Northern Funds Large Cap Core Fund will be the accounting survivor for financial statement purposes.